T. Rowe Price New Horizons Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective July 21, 2025, Shaun Michael Currie will join Joshua K. Spencer as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Effective September 30, 2025, Mr. Spencer will step down from his role on the fund and, effective October 1, 2025, Mr. Currie will become the fund’s sole portfolio manager and sole chair of the fund’s Investment Advisory Committee. Mr. Currie joined T. Rowe Price in 2016.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective July 21, 2025, Shaun Michael Currie will join Joshua K. Spencer as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Effective September 30, 2025, Mr. Spencer will step down from his role on the fund and, effective October 1, 2025, Mr. Currie will become the fund’s sole portfolio manager and sole chair of the fund’s Investment Advisory Committee. Mr. Currie joined the Firm in 2016, and his investment experience dates from 2010. During the past five years, he has served as an equity research analyst and, beginning in 2023, as a portfolio manager and associate portfolio manager.

The date of this supplement is June 17, 2025.

F42-041   6/17/25